As filed with the Securities and Exchange Commission on April 29, 2003
                                                      Registration No. 333-91086



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

            Texas                                         74-1989366
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)

   601 N. Lamar Blvd., Suite 300
          Austin, Texas                                      78703
(Address of principal executive offices)                   (Zip Code)

                               Whole Foods Market
                             401(k) Retirement Plan
                            (Full title of the plan)

         Glenda J. Flanagan                                 Copy to:
Vice President and Chief Financial Officer            W. Alan Kailer, Esq.
       Whole Foods Market, Inc.                       Jenkens & Gilchrist,
    601 N. Lamar Blvd., Suite 300                 A Professional Corporation
         Austin, Texas 78703                     1445 Ross Avenue, Suite 3200
           (512) 477-5566                             Dallas, Texas  75202
  (Name, address and telephone number
including area code of agent for service)

         This Post-Effective Amendment No. 1 to Registration Statement is being filed solely to correct typographical errors in Exhibit 5.1 as filed with the Registration Statement. A revised version of Exhibit 5.1 is being filed with this amendment and should be deemed to have effect from June 24, 2002, the date of the filing of the Registration Statement.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits.

         (a) Exhibits.

         The following documents are filed as a part of this Registration Statement.

         Exhibit           Description of Exhibit

         4.1**    Whole Foods Market 401(k) Retirement Plan.

         4.2**    Amendment No. One to the Whole Foods Market 401(k)  Retirement
                  Plan.

         5.1*     Opinion of Jenkens & Gilchrist, a Professional Corporation.

         23.1* Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto).

         23.2**   Consent of KPMG LLP.

         23.3**   Consent of Ernst & Young LLP.

         24**     Power  of   Attorney   (included   with   signature   page  to
                  Registration Statement No. 333-91086).

_______________________

*        Filed herewith.

**       Previously filed as an exhibit to Registration Statement No. 333-91086.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-91086 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on April 23, 2003:

                                           WHOLE FOODS MARKET, INC.


                                           By: /s/ John P. Mackey
                                              ----------------------------------
                                              John P. Mackey
                                              Chairman of the Board and Chief
                                              Executive Officer

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to Registration Statement No. 333-91086 has been signed by the following persons in the capacities and on the dates indicated:


Signature                                            Capacity                               Date
---------                                            --------                               ----

/s/ John P. Mackey
---------------------------------           Chairman of the Board and                    April 23, 2003
John P. Mackey                              Chief Executive Officer
                                            (Principal Executive Officer)
/s/ Glenda Flanagan
---------------------------------           Chief Financial Officer                      April 23, 2003
Glenda Flanagan                             (Principal Financial Officer)

*                                           Director                                     April 23, 2003
---------------------------------
David W. Dupree

*                                           Director                                     April 23, 2003
---------------------------------
Dr. John B. Elstrott


---------------------------------           Director                                     April ___, 2003
Avram J. Goldberg

*                                           Director                                     April 23, 2003
---------------------------------
Dr. Ralph Z. Sorenson

*                                           Director                                     April 23, 2003
---------------------------------
Linda A. Mason

* /s/ Glenda Flanagan
---------------------------------
Glenda Flanagan, as agent and attorney-in-fact.


         The Plan. Pursuant to the requirements of the Securities Act of 1933, the plan administrator has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-91086 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on April 23, 2003:


                                     WHOLE FOODS MARKET
                                     401(K) RETIREMENT PLAN

                                     By: WHOLE FOODS MARKET, INC.,
                                         Plan Administrator

                                         By: /s/ Glenda Flanagan
                                            ---------------------------------
                                         Name:  Glenda Flanagan
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



      Exhibit
       Number                  Document Description
       ------                  --------------------

         4.1**    Whole Foods Market 401(k) Retirement Plan.

         4.2**    Amendment No. One to the Whole Foods Market 401(k)  Retirement
                  Plan.

         5.1*     Opinion of Jenkens & Gilchrist, a Professional Corporation.

         23.1* Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto).

         23.2**   Consent of KPMG LLP.

         23.3**   Consent of Ernst & Young LLP.

         24**     Power  of   Attorney   (included   with   signature   page  to
                  Registration Statement No. 333-91086).

_______________________

*        Filed herewith.

**       Previously filed as an exhibit to Registration Statement No. 333-91086.